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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              JANUS INVESTMENT FUND
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)


 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)
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                               JANUS RESEARCH FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                             **YOUR VOTE IS NEEDED**

Dear Shareholder:

As a shareholder of Janus Research Fund (the "Fund"), you recently received proxy materials requesting your vote on an important proposal. Your vote is extremely important, but to date we have not heard from you.

You are being asked to approve an amendment to the Fund's investment advisory agreement, which changes the Fund's benchmark for purposes of calculating the performance-based investment advisory fee. The proposed benchmark change from the Russell 1000 Index(R) to the MSCI World Growth Index better reflects the Fund's investment policies and the research team's long-term expectations of finding investment opportunities throughout the world.

Your Fund's Board of Trustees recommends that you vote "FOR" the proposal, so please vote as soon as possible using one of the options below:

1. VOTE BY TELEPHONE. Cast your vote by calling the toll-free number listed on the enclosed voting instruction form or proxy card and following the recorded instructions. Please have your proxy information available.

2. VOTE ON THE INTERNET. Cast your vote by logging onto the Internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website. Please have your proxy information available.

3. VOTE BY MAIL. Cast your vote by signing, dating, and mailing the enclosed voting instruction form or proxy card in the return envelope provided.

4. IN PERSON. Attend the special meeting of shareholders on December 14, 2006 at 10:00 a.m. MT at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206.

If you have questions, please call our proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-628-8528.


                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.